UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):October 27, 2004

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with its acquisition in September 2004 of a full service marine terminal located in Freeport, Texas, Martin Midstream Partners L.P. (“MMLP”) and its affiliate, Midstream Fuel Service LLC (“MFS”), amended the previously existing Terminal Services Agreement between such parties in order to provide for the payment by MFS to MMLP of additional throughput fees thereunder. Such parties further amended and restated such agreement in October 2004 in order to increase the throughput fees paid by MFS to MMLP thereunder. A copy of the Amended and Restated Terminal Services Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

10.1	Amended and Restated Terminal Services Agreement, dated as of October 27, 2004, between Martin Operating Partnership L.P. and Midstream Fuel Service LLC.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC, Its General Partner

Date: October 27, 2004	By:	/s/ Robert D. Bondurant Robert D. Bondurant Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amended and Restated Terminal Services Agreement, dated as of October 27, 2004, between Martin Operating Partnership L.P. and Midstream Fuel Service LLC.

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